As Last Amended 6/30/98


                               FINISHMASTER, INC.
                   (AMENDED AND RESTATED AS OF APRIL 30, 1997)
                                STOCK OPTION PLAN



          1. Purpose. The purpose of the FinishMaster, Inc. Stock Option Plan (the "Plan") is to provide to certain officers and other key employees of FinishMaster, Inc. (the "Corporation") or its wholly-owned subsidiaries (the "Subsidiaries"), as well as to directors who are not employees of the Corporation, who are materially responsible for the management or operation of the business of the Corporation or the Subsidiaries, a favorable opportunity to acquire Common Stock, without par value, of the Corporation ("Common Stock"), thereby providing them with an increased incentive to work for the success of the Corporation and the Subsidiaries and to enable the Corporation and the Subsidiaries to attract and retain capable executive personnel. The means by which an individual may acquire Common Stock is the grant to an officer or key employee of an option to acquire shares of Common Stock (an "Option") in accordance with Section 5 hereof.

          2. Administration of the Plan. The Plan shall be administered, construed and interpreted by the Board of Directors or by a committee of the Corporation's Board of Directors (the "Committee"). The Committee must be composed of two or more persons who qualify as "Non- Employee Directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and as "outside directors" as defined in Treasury Reg. ss. 1.162-27(e)(3). A member of the Committee may not, during one year prior to serving as a Committee member or during such service, be granted an Option pursuant to the Plan. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                  (a) the individuals (the "Optionees") to whom Options are granted under the Plan;

                  (b) the time when Options shall be granted hereunder;

                  (c) the number of shares of Common Stock of the Corporation to be covered under each Option;

                  (d) the price to be paid upon the exercise of each Option;

                  (e) the period within which each Option may be exercised;

                  (f) the extent to which an Option is an incentive stock option or a non-qualified stock option; and


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                  (g) the terms and conditions of the  respective  agreements by which Options shall be evidenced.

The Committee shall also have authority to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

          3.      Eligibility.

                  (a) The Committee may, consistent with the purposes of the Plan, grant Options to officers and other key employees of the Corporation or of a Subsidiaries who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Corporation or of a Subsidiaries, as well to Non-Employee Directors consistent with applicable rules under the 1934 Act; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of Common Stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Corporation be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the Option and such incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. Subject to the provisions of
         Section 4 hereof, an individual who has been granted an Option under the Plan, if he is otherwise eligible, may be granted an additional Option or Options if the Committee shall so determine. The maximum number of shares of Common Stock with respect to which Options may be granted in any calendar year to any individual shall not exceed fifty thousand (50,000).

                  (b) Each Non-Employee Director serving as such on June 30, 1998 shall automatically receive on such date an Option to purchase one thousand (1,000) shares of Common Stock in accordance with the terms and subject to the conditions of the Plan. Each Non-Employee Director who is elected as such at any subsequent annual shareholder meeting shall automatically receive, on the date of such shareholder meeting, an Option to purchase an additional one thousand (1,000) shares of Common Stock in accordance with the terms and subject to the conditions of the Plan. If, on the date of the annual shareholder meeting in any given year, the number of shares of Common Stock available for Options to be granted to Non-Employee Directors under the Plan is insufficient to grant each Non-Employee Director entitled thereto an Option for the full number of shares contemplated by this subsection 3(b), the shares of Common Stock available shall be allocated ratably (to the nearest whole share) among the Options to be granted to the Non-Employee Directors on such date. All of such Options to be awarded to Non-Employee Directors shall be "non-qualified" stock options (i.e., not qualified under Section 422 of the Code).





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          4. Stock  Subject to the Plan.  There shall be reserved  for  issuance upon the exercise of Options granted under the Plan, six hundred thousand (600,000) shares of Common Stock which may be authorized but unissued shares of the Corporation, of which fifty thousand (50,000) shares shall be reserved for issuance to Directors who are not otherwise employees of the Corporation. Subject to Section 6 hereof, the shares for which Options may be granted under the Plan shall not exceed that number. If any Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5. Terms of Option. Each Option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of Common Stock upon the exercise of each Option shall be the closing price of the shares of Common Stock as reported on the Nasdaq Stock Market's National Market on the date of grant (or, if the date of grant is not a trading date, then on the last previous trading day), but such price in the case of an incentive stock option in no event shall be less than the fair market value, as determined by the Committee consistent with the requirements of ss. 422 of the Code, of Common Stock on the date on which the Option is granted.

                  (b) Period for Exercise of Option. An Option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time such Option is granted, but such period in no event shall exceed ten (10) years from the date on which such Option is granted; provided, however, that incentive stock options shall have terms not in excess of ten (10) years.

                  (c) Exercise of Options. The option price of each share of Common Stock purchased upon exercise of an Option shall be paid in full
         (1) in cash at the time of such exercise, or (2) if the Optionee may do so in conformity with Regulation T (12 C.F.R. Section 220.3(e)(4)) and without violating Section 16(b) or (c) of the 1934 Act (to the extent applicable) and to the extent permitted under the agreement entered into by the Committee and the Optionee relating to the Option, by delivering a properly executed exercise note together with irrevocable instructions to a broker to deliver promptly to the Corporation the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Corporation or any of its Subsidiaries, as specified in such notice. The Committee shall have the authority to grant Options exercisable in full at any time during their term, or exercisable in such installments, equal or non-equal, as the Committee shall determine. An Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares which have become subject to purchase pursuant to the terms of the Option (including, without limitation, any quotas with respect to option exercise) or the Plan.

                  (d) Termination of Option. Except as set forth in the proviso immediately succeeding this sentence, if an Optionee ceases to be an employee of the Corporation or one of the Subsidiaries or if there is a disposition of a Subsidiary for which the Optionee

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         performed  the majority of his or her services,  any Option  granted to such Optionee shall terminate at the expiration of three (3) months from such cessation; provided, however, that if an Optionee ceases to be an employee of the Corporation or one of the Subsidiaries solely by reason of such Optionee's retirement upon or after reaching age sixty
         (60), the Committee may, in its sole and complete discretion, extend the period within which the Options held by such Optionee may be exercised following cessation of his or her employment to the end of the period fixed by the Committee for each such Option at the time it was granted in accordance with subsection 5(b) above. If cessation of employment is due to permanent and total disability the Optionee shall have the right to exercise options granted to such Optionee at any time within twelve (12) months after such cessation. Leave of absence approved by the Committee shall not constitute cessation of employment. Notwithstanding the foregoing provisions of this subsection 5(d), no Option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection 5(b) above.

                  (e) Nontransferability of Option. An Optionee's rights under the Plan may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by the Optionee.

                  (f) Investment Representations. Unless the transfer of shares of Common Stock subject to an Option are registered under applicable federal and state securities laws, each Optionee by accepting an Option shall be deemed to agree for himself and his legal representatives that any Option granted to him and any and all shares of Common Stock purchased upon the exercise of the Option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an Option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may, but need not, bear a legend evidencing such representations and restrictions.

                  (g) Maximum Incentive Stock Options. The aggregate fair market value (determined as of the time the Option is granted) of Common Stock subject to incentive stock options that are exercisable for the first time by an employee during any calendar year under the Plan or any other plan of the Corporation or any Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the Option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422 of the Code. If the immediate exercisability of incentive stock options arising from the retirement, death or permanent and total disability of an Optionee consistent with the terms of the applicable option agreement or arising from any change of control of the Corporation in accordance with
         Section 7 hereof would cause this $100,000 limitation to be exceeded for an Optionee, such incentive stock options shall automatically be converted into non-qualified stock options as of the date on which such incentive stock options become exercisable but only to the extent necessary to comply with the $100,000 limitation.

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                  (h) Agreement.  Each Option shall be evidenced by an agreement between the Optionee and the Corporation which shall provide, among other things, that, with respect to incentive stock options, the Optionee shall advise the Corporation immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the Option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise. The agreement shall include the Option term and exercise conditions.

                  (i) Certificates. The certificate or certificates for the shares issuable upon an exercise of an Option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of Common Stock subject to an Option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an Option, a fractional share would otherwise be issuable, the Corporation shall either (a) sell the same and credit the proceeds of the sale to the Optionee or (b) credit to the Optionee a cash sum equal to the market value of such fractional share interest on the date such fractional share interest was created.

                  (j) No Right to Continued Service. Nothing in the Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ of the Corporation or the Subsidiaries or affect any rights of the Corporation, a Subsidiary, or the shareholders of the Corporation may have to terminate his service at any time.

                  (k) Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422 of the Code or non-qualified stock options. All Options granted hereunder shall be clearly identified as either incentive stock options or non-qualified stock options. In no event shall the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in the Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person; provided, however, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         6. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding shares of stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Corporation, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares of stock reserved under the Plan, in the number of shares which may be issued to any individual in any calendar year and in the option price under and the number and kind of shares of stock covered by outstanding Options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         7. Amendment. The Board of Directors of the Corporation may amend the Plan from time to time, except that without the approval of the Corporation's shareholders:

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                  (a) the number of shares of Common Stock which may be reserved for issuance under the Plan may not be increased  except as provided in
         Section 6 hereof;

                  (b) the period during which an Option may be exercised may not be extended beyond ten (10) years from the date on which such Option was granted;

                  (c) the class of employees to whom options may be granted under the Plan may not be modified materially; and

                  (d) no other amendment to the Plan may be made which requires the approval of the Corporation's shareholders under applicable law or under the rules and regulations of the NASDAQ Stock Market.

         No amendment of the Plan may, without the consent of the Optionee, make any changes in any outstanding Option theretofore granted under the Plan which would adversely affect the rights of such Optionee.

          8. Termination. The Board of Directors of the Corporation may terminate the Plan at any time and no Option shall be granted thereafter. Such termination, however, shall not affect the validity of any Option theretofore granted under the Plan. In any event, no stock option may be granted after the conclusion of a ten (10) year period commencing on the date the Plan was adopted. The Board of Directors of the Corporation may from time to time suspend or discontinue the Plan with respect to any shares as to which Options have not been granted.

         9. Successors. The Plan shall be binding upon the successors and assigns of the Corporation.

         10. Governing Law. The terms of Options granted hereunder and the rights and obligations hereunder of the Corporation, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law without regard to conflict of law rules.

         11. Government and Other Regulations. The obligations of the Corporation to issue or transfer and deliver shares under Options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

         12. Effective Date. The Plan became effective when it was approved by the Corporation's Board of Directors.